PEOPLES TELEPHONE COMPANY, INC.
                             LETTER OF TRANSMITTAL
                            TO TENDER FOR EXCHANGE
                         12 1/4% SENIOR NOTES DUE 2002

                                       OF

                        PEOPLES TELEPHONE COMPANY, INC.

                 PURSUANT TO THE PROSPECTUS DATED JULY   , 1995

PEOPLES TELEPHONE COMPANY, INC. WILL ACCEPT ALL OLD NOTES (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN PRIOR TO 4:00 P.M., NEW YORK CITY TIME,
ON AUGUST   , 1995, UNLESS EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY
BE WITHDRAWN AT ANY TIME PRIOR TO 4:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                             The Exchange Agent is:

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

      By Facsimile:                  By Registered/Certified mail,
                                       Overnight Courier or Hand:              Confirm by
     (803)    -               First Union National Bank of North Carolina      Telephone:
       Attention:                  230 South Tryon Street, 8th Floor
Corporate Trust Division         Charlotte, North Carolina 28288-1179        (803)    -
                                 Attention: Corporate Trust Division

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges receipt of the Prospectus dated July   ,
1995 (the 'Prospectus'), of PEOPLES TELEPHONE COMPANY, INC. (the 'Company'), and this Letter of Transmittal (the 'Letter of Transmittal'), which together with the Prospectus constitutes the Company's offer (the 'Exchange Offer') to exchange $1,000 principal amount of its 12 1/4% Senior
Notes Due 2002 to be issued under CUSIP No.              (the 'Exchange
Notes') for each $1,000 principal amount of its outstanding 12 1/4% Senior
Notes Due 2002 issued under CUSIP No.              (the 'Old Notes').
Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used only by a Holder of Old Notes
(i) if certificates representing Old Notes are to be forwarded herewith or
(ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ('DTC' or the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in the section of the Prospectus entitled 'The Exchange Offer--Procedures for Tendering Old Notes.'

    Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered Holder of Old Notes promptly and instruct such registered Holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of Old Notes. The transfer of record ownership may take considerable time.

    In order to properly complete this Letter of Transmittal, a Holder of Old Notes must (i) complete the box entitled 'Description of Old Notes,'
(ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled 'Sign Here' and (iv) complete the Substitute Form W-9. Each Holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

    Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled 'The Exchange Offer-- Guaranteed Delivery Procedures.' See Instruction 2.

    Holders of Old Notes who wish to tender their Old Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled 'Description of Old Notes' and sign the box below entitled 'Sign Here.' If only those columns are completed, such Holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the Holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such Holder of Old Notes should refer to Instruction 5.


                          DESCRIPTION OF OLD NOTES

                (1)                             (2)               (3)                   (4)
                                                                                 PRINCIPAL AMOUNT
                                                                              TENDERED FOR EXCHANGE
                                                                                (ONLY IF DIFFERENT
                                              OLD NOTE                              AMOUNT FROM
NAME(S) AND ADDRESS(ES) OF REGISTERED        NUMBER(S)1        AGGREGATE            COLUMN (3))
       HOLDER OF OLD NOTE(S)               (ATTACH SIGNED      PRINCIPAL       (MUST BE IN INTEGRAL
     (PLEASE FILL IN, IF BLANK)          LIST IF NECESSARY)     AMOUNT        MULTIPLES OF $1,000)2

1 Column (2) need not be completed by Holders of Old Notes tendering Old Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.

2 Column (4) need not be completed by Holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in Column
   (3). Completion of column (4) will indicate that the Holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

     Name of Tendering Institution__________________________________________

     Account Number_________________________________________________________

     Transaction Code Number _______________________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Registered Holder of Old Note(s)________________________________

     Date of Execution of Notice of Guaranteed Delivery______________________

     Window Ticket Number (if available)_____________________________________

     Name of Institution which Guaranteed Delivery___________________________

     Account Number (if delivered by book-entry transfer)____________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name____________________________________________________________________

     Address_________________________________________________________________

            _________________________________________________________________

            _________________________________________________________________

                      SPECIAL ISSUANCE INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if (a) Exchange Notes issued in exchange for Old Notes, (b) certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or (c) Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book Entry Transfer Facility.

Issue to:

Name_______________________________________________________________________
                              (Please Print)

Address____________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________
                           (Include Zip Code)

___________________________________________________________________________
                (Tax Identification or Social Security No.)

Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC Book Entry Transfer Facility account set forth below:

___________________________________________________________________________
              (Book Entry Transfer Facility Account Number)

                     SPECIAL DELIVERY INSTRUCTIONS
                    (SEE INSTRUCTION 1, 6, 7 AND 8)

To be completed ONLY if (a) Exchange Notes issued in exchange for Old Notes, (b) certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or (c) Old Notes (if any) not tendered for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name_______________________________________________________________________
                              (Please Print)

Address____________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________
                            (Include Zip Code)

___________________________________________________________________________
                (Tax Identification or Social Security No.)


                     SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUSTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Pursuant to the order by PEOPLES TELEPHONE COMPANY, INC. (the 'Company'), upon the terms and subject to the conditions set forth in the
Company's Prospectus dated July   , 1995 (the 'Prospectus') and this Letter
of Transmittal (the 'Letter of Transmittal'), which together with the Prospectus constitutes the Company's offer (the 'Exchange Offer') to exchange $1,000 principal amount of its 12 1/4% Senior Notes Due 2002 to be
issued under CUSIP No.              (the 'Exchange Notes') for each $1,000
principal amount of its outstanding 12 1/4% Senior Notes Due 2002 issued
under CUSIP No.              (the 'Old Notes'). The undersigned hereby
tenders to the Company for exchange the Old Notes indicated above.

    By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned is the owner, and has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ('Rule 14e-4') equal to or greater than the principal amount of Old Notes tendered hereby, and that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

    The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Old
Notes tendered hereby and any beneficial owner(s) of such Old Notes
('Beneficial Owner(s)') in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of business of the undersigned and such Beneficial Owner(s), (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) and each Beneficial Owner are not participating and do not intend to participate in the distribution of the Exchange Notes, (iii) the undersigned and each Beneficial Owner have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes,
(iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in no-action letters that are discussed in the Prospectus under 'The Exchange Offer--
Purpose and Effect of the Exchange Offer,' (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the SEC, and (vi) neither the undersigned nor any Beneficial Owner is an 'affiliate' of the Company, as defined under Rule 405 of the Securities Act, except as otherwise disclosed to the Company, as the case may be, in writing. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

    For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes that have not been accepted for exchange may be withdrawn at any time prior to 4:00 p.m., New York City time, on the Expiration Date. See 'The Exchange Offer--Withdrawal Rights' in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled 'Special Delivery Instructions.'

    The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled 'The Exchange Offer' and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated in the box entitled 'Special Issuance Instructions,' please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both 'Special Issuance Instructions' and 'Special Delivery Instructions' are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the 'Special Issuance Instructions' and 'Special Delivery Instructions' to transfer any Old Notes from the name of the Holder of Old Note(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

    A tender for exchange of Old Notes pursuant to any one of the procedures set forth in the section of the Prospectus entitled 'The Exchange Offer' will constitute the tendering Holder of Old Note's acceptance of the terms and conditions of the Exchange Offer as well as the tendering Old Holder's representation and warranty that (i) such Holder of Old Notes has a net long position (within the meaning of Rule 14e-4) equal to or greater than the principal amount of the Old Notes being tendered hereby and (ii) the tender of such Old Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange).

    IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

    Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                                 SIGN HERE

___________________________________________________________________________
                         (Signature(s) of Owner(s))

Date:____________________________________________________________, 1995

    Must be signed by the registered Holder of Old Note(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note Holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6)

Name(s)____________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________
                             (Please Print)

Capacity (full title)______________________________________________________

___________________________________________________________________________

___________________________________________________________________________
                           (Include Zip Code)

Area Code and Telephone No. (_________________________) ___________________

Tax Identification or Social Security Nos._________________________________
                                         Please complete Substitute Form W-9

                          GUARANTEE OF SIGNATURE(S)
     (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature_______________________________________________________

Dated______________________________________________________________________

Name and Title_____________________________________________________________
                                  (Please Print)

Name of Firm_______________________________________________________________

                               INSTRUCTIONS
      FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution which is a member of one of the following recognized signature Guarantee Programs:

    1. The Securities Transfer Agents Medallion Program (STAMP)

    2. The New York Stock Exchange Medallion Signature Program (MSP)

    3. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled 'Special Issuance Instructions' or the box entitled 'Special Delivery Instructions' on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by Holders of Old Notes (i) if certificates are to be forwarded herewith or
(ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled 'The Exchange Offer.' Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a 'Book-Entry Confirmation'), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 4:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver the Old Notes or other required documents to the Exchange Agent prior to 4:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution;
(b) prior to 4:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within [five] New York Stock Exchange trading days after the Expiration Date, the certificates representing such Old Notes (or a Book- Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Old Notes, or a Book Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within [five] New York Stock Exchange trading days after the Expiration Date.

    THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OR TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

    No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

    3. INADEQUATE SPACE. If the space provided in the box entitled 'Description of Old Notes' above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

    4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 4:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the 'Depositor'), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the Holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled 'The Exchange Offer--Procedures for Tendering Old Notes' at any time prior to 4:00 p.m., New York City time, on the Expiration Date.

    5. PARTIAL TENDERS. (Not applicable to Holders of Old Notes who tender Old Notes by book-entry transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled 'Description of Old Notes,' as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the Holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

    6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

    (a) The signature(s) of the Holder of Old Note(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

    (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

    (d) When this Letter of Transmittal is signed by the Holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder of such Old Note(s), then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Holder of Old Note(s) appear(s) on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    (e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

    (f) If this Letter of Transmittal is signed by a person other than the registered Holder of Old Note(s) listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered Holder of Old Note(s) appear(s) on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If, however, issuance of Exchange Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the Holder of Old Notes, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the Holder of Old Note(s) tendering Old Notes for exchange prior to the issuance of the Exchange Notes.

    8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the Holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at the Book-Entry Transfer Facility as such Holder of Old Notes may designate.

    9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defect or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive certain of the specified conditions as described under 'The Exchange Offer--Conditions of the Exchange Offer' in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

    11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If a Holder of Old Notes desires to tender an Old Note pursuant to the Exchange Offer, but the Old Note has been mutilated, lost, stolen or destroyed, such Holder of Old Notes should write to or telephone the Trustee, at the address listed below, concerning the procedures for obtaining replacement certificates for such Old Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

              First Union National Bank of North Carolina
              230 South Tryon Street, 8th Floor
              Charlotte, North Carolina 28288-1179
              Attention: Corporate Trust Division
              (803)    -

    12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH OLD NOTE CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 4:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                        IMPORTANT TAX INFORMATION

    Under current federal income tax law, a Holder of Old Notes whose tendered Old Notes are accepted for exchange is required to provide the Company (as payor), through the Exchange Agent, with such Holder's correct taxpayer identification number ('TIN') on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder of Old Notes is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery of such Old Note Holder's Exchange Notes may be subject to backup withholding.

    Certain Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

SUBSTITUTE FORM W-9; TAXPAYER IDENTIFICATION NUMBER

    To prevent backup withholding on payments that are made with respect to Old Notes exchanged in the Exchange Offer, each Holder of Old Notes is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder of Old Notes is awaiting a TIN) and that (A) the Holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or
(B) the Internal Revenue Service has notified the Holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

    The Holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

       PAYER'S NAME:_____________________________________________

SUBSTITUTE
FORM W-9

DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER[EL]
IDENTIFICATION NUMBER (TIN)

PART 1--PLEASE PROVIDE YOUR TIN IN THE
BOX AT RIGHT AND CERTIFY BY SIGNING AND
DATING BELOW

____________________________________________________
                Social Security Number
OR__________________________________________________
           Employer Identification Number

PART 2--Certification--Under Penalties of Perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

  Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE___________________________________ DATE______________________

PART 3--

Awaiting TIN [ ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE
      EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
         IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE___________________________________ DATE______________________

                       NOTICE OF GUARANTEED DELIVERY
                       TO BE USED IN CONNECTION WITH

                      PEOPLES TELEPHONE COMPANY, INC.

                              OFFER TO EXCHANGE
                      $1,000 PRINCIPAL AMOUNT OF ITS
                       12 1/4% SENIOR NOTES DUE 2002
                            FOR EACH OUTSTANDING
                      $1,000 PRINCIPAL AMOUNT OF ITS
                      12 1/4% SENIOR NOTES DUE 2002

    As set forth in the Prospectus dated July   , 1995 (the 'Prospectus')
of PEOPLES TELEPHONE COMPANY, INC. (the 'Company'), in the section entitled 'The Exchange Offer' and in the accompanying Letter of Transmittal, which together with the Prospectus constitutes the Company's offer (the 'Exchange Offer'), this form, or one substantially equivalent hereto, must be used by any holder of the Company's 12 1/4% Senior Notes Due 2002 issued under CUSIP No. (the 'Old Notes') who wishes to tender Old Notes pursuant to the Exchange Offer and (i) whose Old Notes are not immediately available, (ii) who cannot deliver the Old Notes or other required documents to the Exchange Agent prior to 4:00 p.m., New York City time, on the Expiration Date or (iii) who is unable to complete the book-entry transfer on a timely basis. Such form may be delivered by facsimile transmission, if applicable, mail or hand delivery to the Exchange Agent.

THE COMPANY WILL ACCEPT ALL OLD NOTES TENDERED PRIOR TO 4:00 P.M., NEW YORK
CITY TIME, ON      , 1995 UNLESS EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY
BE WITHDRAWN AT ANY TIME PRIOR TO 4:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                             The Exchange Agent is:
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA
      By Facsimile:                  By Registered/Certified mail,
                                       Overnight Courier or Hand:              Confirm by
     (803)    -               First Union National Bank of North Carolina      Telephone:
       Attention:                  230 South Tryon Street, 8th Floor
Corporate Trust Division         Charlotte, North Carolina 28288-1179        (803)    -
                                 Attention: Corporate Trust Division

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN TO THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby represents that the undersigned owns, and has a net long position (within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ('Rule 14e-4') ) equal to or greater than the principal amount of the Old Notes tendered hereby and hereby tenders to the Company in compliance with Rule 14e-4 and upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the section of the Prospectus entitled 'The Exchange Offer.' The undersigned hereby tenders the Old Notes listed below:

OLD NOTE CERTIFICATE NUMBERS                   PRINCIPAL AMOUNT TENDERED
        (IF AVAILABLE)

If Old Notes will be tendered by                       SIGN HERE
book-entry transfer to the
Depository Trust Company:
                                        _____________________________________
Name of Tendering Institution:                        Signature(s)

____________________________________    _____________________________________

                                        _____________________________________
                                                 Name(s) (Please Print)

Account No._________________________    _____________________________________
                                                        Address

                                        _____________________________________
                                        City        State            Zip Code

                                        _____________________________________
                                              Area Code and Telephone No.

                                        Date:________________________________

                                  GUARANTEE
                  (NOT TO BE USED FOR SIGNATURE GUARANTY)

    The undersigned, an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondent in the United States (an 'Eligible Institution'), guarantees (a) that the above named person(s) has (have) a net long position (within the meaning of Rule 14e-4) equal to or greater than the principal amount of the Old Notes tendered hereby, (b) that such tender of Old Notes complies with Rule 14e-4 and (c) that delivery to the Exchange Agent of either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other documents required by the Letter of Transmittal, all by 4:00 p.m., New York City time, on the [fifth] New York Stock Exchange trading day following the Expiration Date.

                                   SIGN HERE

___________________________________________________________________________
                      Eligible Institution (Please Print)

___________________________________________________________________________

___________________________________________________________________________
                                  Signature(s)

___________________________________________________________________________

___________________________________________________________________________
                             Name(s) (Please Print)

___________________________________________________________________________

___________________________________________________________________________
                                    Address

___________________________________________________________________________
City                                State                          Zip Code

___________________________________________________________________________
                          Area Code and Telephone No.

Date:_______________________________________
DO NOT SEND OLD NOTES WITH THIS FORM, ACTUAL TENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                INSTRUCTIONS
    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover hereof prior to 4:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the section of the Prospectus entitled 'The Exchange Offer.' In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.
    2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.
    If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers signed as the name(s) of the registered Holder(s) appear(s) on the face of the Old Notes without alteration, enlargement or any change whatsoever.
    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of the authority so to act must be submitted with this Notice of Guaranteed Delivery.
    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or for additional copies of the Prospectus and the Letter of Transmittal may be directed to the Exchange Agent at its address or telephone number set forth on the cover hereof.